UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2024

ClimateRock

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41363	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Bedford Square

London, WC1B 3HH, United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: + 44 208 050 7820

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one-half of one Redeemable Warrant and one Right	CLRCU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001	CLRC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CLRCW	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination	CLRCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

As previously disclosed by ClimateRock, a Cayman Islands exempted company (“ClimateRock”), in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2024, on December 30, 2023 ClimateRock entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GreenRock Corp, a Cayman Islands exempted company (“GreenRock”), ClimateRock Holdings Limited, a Cayman Islands exempted company and a wholly owned subsidiary of ClimateRock (“Holdings”), ClimateRock Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Holdings (“SPAC Merger Sub”), and upon execution of a joinder thereto GreenRock Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Holdings (“Company Merger Sub”) (all of the transactions contemplated by the Merger Agreement, including the issuances of securities thereunder, the “Business Combination”).

On November 6, 2024, ClimateRock, GreenRock, Holdings, SPAC Merger Sub, and Company Merger Sub entered into that certain Amendment to Agreement and Plan of Merger (the “Amendment”), pursuant to which the Merger Agreement was amended to, among other things (i) remove the $15,000,000 minimum cash closing condition, (ii) extend the outside date under the Merger Agreement from March 31, 2024 to May 2, 2025, (iii) reduce the escrow share portion of the consideration from 16,885,000 Holdings Ordinary Shares (as defined below) to 4,000,000 Holdings Ordinary Shares and as a result reduce the overall Company Merger Consideration payable to the GreenRock shareholders from 44,658,000 Holdings Ordinary Shares to 32,000,000 Holdings Ordinary Shares; (iv) revise the escrow share release provisions to provide for the full release of the escrowed shares to the GreenRock shareholders in the event that the adjusted EBITDA for GreenRock for fiscal year 2025 equals or exceeds $25,000,000 (otherwise the escrowed shares will be forfeited); and (v) add a covenant for GreenRock to complete the acquisition of certain operating subsidiaries prior to the closing of the Business Combination.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information About the Business Combination and Where to Find It

In connection with the Merger Agreement and the proposed Business Combination, Holdings filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement/proxy statement on Form F-4 that also constitutes a prospectus of Holdings with respect to the ordinary shares of Holdings (“Holdings Ordinary Shares”) to be issued in the proposed transaction (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be delivered to ClimateRock’s shareholders. ClimateRock may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CLIMATEROCK ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by ClimateRock and/or Holdings through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by ClimateRock will be available free of charge from ClimateRock’s website at https://www.climate-rock.com/or by contacting its Chief Financial Officer, Abhishek Bawa, c/o ClimateRock, 25 Bedford Square, WC1B 3HH, London, United Kingdom, at +44 208 050 7820 or at info@climate-rock.com.

Participants in the Solicitation

ClimateRock, Holdings and GreenRock and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ClimateRock’s shareholders in connection with the Business Combination. Information about ClimateRock’s directors and executive officers and their ownership of ClimateRock’s securities is set forth in ClimateRock’s filings with the SEC, including ClimateRock’s final prospectus in connection with its initial public offering, which was filed with the SEC on April 29, 2022. To the extent that such persons’ holdings of ClimateRock’s securities have changed since the amounts disclosed in ClimateRock’s final prospectus in connection with its initial public offering, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the Business Combination of ClimateRock’s and GreenRock’s respective directors and officers and other persons who may be deemed participants in the Business Combination may be obtained by reading the proxy statement/prospectus regarding the Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between GreenRock and ClimateRock and Holdings, including statements regarding the benefits of the Business Combination, the anticipated timing of the completion of the Business Combination, the services offered by GreenRock and the markets in which it operates, the expected total addressable market for the services offered by GreenRock, the sufficiency of the net proceeds of the proposed Business Combination to fund GreenRock’s operations and business plan and GreenRock’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all; (ii) the risk that the Business Combination may not be completed by ClimateRock’s business combination deadline and the potential failure to obtain a further extension of the business combination deadline if sought by ClimateRock; (iii) the failure to satisfy the ClimateRock’s public shareholders, and to receive certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the effect of the announcement or pendency of the Business Combination on GreenRock’s business relationships, performance, and business generally; (vi) risks that the Business Combination disrupts current plans and operations of GreenRock as a result; (vii) the outcome of any legal proceedings that may be instituted against GreenRock, ClimateRock, Holdings or others related to the Merger Agreement or the Business Combination; (viii) the ability of Holdings to satisfy Nasdaq Stock Exchange listing standards at or following the consummation of the Business Combination; (ix) the ability to recognize the anticipated benefits of Business Combination, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which GreenRock (and following the Business Combination, Holdings) operates, variations in performance across competitors and partners, changes in laws and regulations affecting GreenRock’s business and the ability of GreenRock and the post-combination company to retain its management and key employees; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination; (xi) the risk that GreenRock (and following the Business Combination, Holdings) will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xii) the risk that Holdings experiences difficulties in managing its growth and expanding operations; (xiii) the risk of cyber security or foreign exchange losses; (xiv) the effects of public health crises or regional wars and conflicts on the business and results of operations of GreenRock (and following the Business Combination, Holdings) and the global economy generally; and (xv) the costs related to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ClimateRock’s Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus that will be filed by Holdings, and other documents filed by ClimateRock and Holdings from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GreenRock and ClimateRock assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither GreenRock nor ClimateRock gives any assurance that either GreenRock or ClimateRock will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Current Report on Form 8-K will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description

2.1*	Amendment to Agreement and Plan of Merger, dated as of November 6, 2024, by and among ClimateRock, Holdings, SPAC Merger Sub, Company Merger Sub and GreenRock

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ClimateRock

By:	/s/ Per Regnarsson
	Name:	Per Regnarsson
	Title:	Chief Executive Officer

Dated: November 7, 2024

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